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                                                                    Exhibit 99.1





    Statement Under Oath of Principal Executive Officer Regarding Facts and
                 Circumstances Relating to Exchange Act Filings


I, Fred Hassan, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Pharmacia Corporation ("Pharmacia"), and, except as corrected or supplemented in a subsequent covered report:

   o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

   o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with Pharmacia's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

   o Annual Report on Form 10-K for the year ended December 31, 2001 of Pharmacia;

   o All reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Pharmacia filed with the Commission subsequent to the filing of the Form 10-K identified above; and


Any amendments to any of the foregoing.

/s/ Fred Hassan
---------------                         Subscribed and sworn to
Fred Hassan                             before me this 12th day of
Chairman and Chief Executive Officer    August 2002.


Date: August 12, 2002
                                        /s/ Edward J. May
                                        -----------------
                                        Notary Public


                                        My Commission Expires:
                                        Edward J May
                                        A Notary Public of New Jersey
                                        My Commission Expires September 20, 2006